UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alpine Income Property Trust, Inc. (the “Company”) announced that Matthew M. Partridge has been appointed by the Company’s Board of Directors (the “Board”) as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective October 1, 2020. Mr. Partridge will act as the Company’s principal financial officer.

Mr. Partridge previously served as Chief Operating Officer and Chief Financial Officer of Hutton, a private commercial real estate development and investment company headquartered in Chattanooga, Tennessee, from August 2017 through September 2020. Prior to Hutton, Mr. Partridge served as Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation, a NYSE-traded net lease real estate investment trust (“REIT”), from January 2016 to August 2017, and, before joining Agree Realty Corporation, he served as Vice President of Finance for Pebblebrook Hotel Trust, a NYSE-traded lodging REIT, from January 2010 to January 2016. Mr. Partridge received his MBA from Xavier University and a BBA in finance from Eastern Michigan University in August 2012 and April 2007, respectively. Mr. Partridge is 36 years old.

There are no arrangements or understandings between Mr. Partridge and any other person pursuant to which Mr. Partridge was selected as an officer. There are no family relationships between Mr. Partridge and any other officer or director and there are no transactions in which Mr. Partridge has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no employment agreement between Mr. Partridge and the Company. He will serve in his offices at the pleasure of the Board, absent any employment agreement.

Item 7.01. Regulation FD Disclosure

On September 8, 2020, the Company issued a press release announcing the appointment of Mr. Partridge as Senior Vice President, Chief Financial Officer and Treasurer of the Company, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Alpine Income Property Trust, Inc., dated September 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2020

Alpine Income Property Trust, Inc.

By: /s/ John P. Albright

President, Chief Executive Officer